UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2007
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California (Address of principal corporate offices)	91362-1376 (Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02. Results of Operations and Financial Condition.
     On May 10, 2007, Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1.
     The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
     Forward Looking Statements. The statements in this Form 8-K Current Report contain certain “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that Registrant or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions and information currently available to management. While Registrant believes that its expectations are based upon reasonable assumptions, there can be no assurances that Registrant’s financial goals or the transactions described herein will be realized. Numerous uncertainties and risk factors may affect Registrant’s actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of Registrant. These uncertainties and risk factors include, but are not limited to, intense competition and pricing pressure, complete dependence on product shipments of third-party licensees and the timing and execution of their marketing plans, delay in revenue streams due to delays in new product development, fluctuating operating results and its effect on sustainable operations, the availability of additional capital, and other risks detailed from time to time in Registrant’s periodic reports filed with the Securities and Exchange Commission.
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press release of Spatializer Audio Laboratories, Inc. dated May 10, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: May 10, 2007	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman of the Board and Secretary

EXHIBIT LIST

99.1	Press release dated May 10, 2007